Exhibit 11.1

Statement regarding computation of per share earnings

The numerators and denominators of basic and fully diluted earnings per share are as follows:

|---------------------------------------------|----------------|----------------|----------------|----------------|
|                                             |   Three months |   Three months |    Nine months |    Nine months |
|                                             |          ended |          ended |          ended |          ended |
|                                             |      September |      September |      September |      September |
|                                             |       30, 2003 |       30, 2002 |       30, 2003 |       30, 2002 |
|---------------------------------------------|----------------|----------------|----------------|----------------|
|---------------------------------------------|----------------|----------------|----------------|----------------|
| Net loss allocable to common (numerator)    |  (2,246,048)   |  (13,631,458)  |  (23,097,727)  |  (25,078,764)  |
|---------------------------------------------|----------------|----------------|----------------|----------------|
| Share used in the calculation (denominator) |                |                |                |                |
|---------------------------------------------|----------------|----------------|----------------|----------------|
|    Weighted average shares outstanding      |          100   |         100    |          100   |         100    |
|---------------------------------------------|----------------|----------------|----------------|----------------|
|    Effect of diluted stock options          |           --   |          --    |           --   |          --    |
|---------------------------------------------|----------------|----------------|----------------|----------------|
|    Fully diluted shares                     |          100   |         100    |          100   |         100    |
|---------------------------------------------|----------------|----------------|----------------|----------------|
|---------------------------------------------|----------------|----------------|----------------|----------------|
| Basic earnings per share                    |    (22,460)    |    (136,315)   |    (230,977)   |    (250,788)   |
|---------------------------------------------|----------------|----------------|----------------|----------------|
|---------------------------------------------|----------------|----------------|----------------|----------------|
| Fully diluted earnings per share            |    (22,460)    |    (136,315)   |    (230,977)   |    (250,788)   |
|---------------------------------------------|----------------|----------------|----------------|----------------|